UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 2, 2011 (December 17, 2010)
Date of Report (Date of earliest event reported)

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zipcode)

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
     This Current Report on Form 8-K is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by IEC Electronics Corp. (the "Registrant") on December 23, 2010.  In accordance with the instructions to Item 9.01 of Form 8-K, this amendment provides (1) the audited financial statements and unaudited interim financial statements of the business acquired, as required by Item 9.01(a) of Form 8-K, as well as (2) the unaudited pro forma financial information for the combination of the Registrant and the business acquired, using the Registrant's fiscal reporting periods, as required by Item 9.01(b) of Form 8-K and Rule 8-05 of Regulation S-X.  As previously reported, the business acquired by a wholly owned subsidiary (CSCB, Inc.) of the Registrant consisted of substantially all of the a ssets of Southern California Braiding Co., Inc. (SCB).

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

     As required by Item 9.01(a) of Form 8-K, the following financial statements are attached as exhibits to this Current Report: (i) audited financial statements of SCB for the years ended December 31, 2009 and 2008 (Exhibit 99.1), and (ii) unaudited interim financial statements of SCB for the nine-month periods ended September 30, 2010 and 2009 (Exhibit 99.2).

(b) Pro Forma Financial Information

     As required by Item 9.01(b) of Form 8-K, the unaudited pro forma consolidated financial information of the Registrant, reflecting the acquisition of substantially all of the assets of SCB, for the year ended September 30, 2010 and the three months ended December 31, 2010 are attached to this Current Report as Exhibit 99.3.

(c) Exhibits

Exhibit No.		Page
23.1	Consent of Kushner, Smith, Joanou & Gregson, LLP
99.1	Audited Financial Statements of Southern California Braiding Co., Inc. for the Years Ended December 31, 2009 and 2008
99.2	Unaudited Interim Financial Statements of Southern California Braiding Co., Inc. for the Nine-Month Periods Ended September 30, 2010 and 2009
99.3	Unaudited Pro Forma Consolidated Income Statements for IEC Electronics Corp. and Subsidiaries for the Year Ended September 30, 2010 and the Three Months Ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: March 2, 2011	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman, Chief Executive Officer